UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2011

H & H IMPORTS, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-53539 (Commission File Number) Identification No.	80-0149096 (IRS Employer

14044 Icot Boulevard

Clearwater, Florida 33768

(Address of principal executive offices) (Zip Code)

727.288.2739

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant's Certifying Accountant.

On June 8, 2011, H & H Imports, Inc. dismissed Jewett, Schwartz, Wolfe & Associates as its independent registered public accounting firm and engaged EisnerAmper LLP as our independent registered public accounting firm. Jewett, Schwartz, Wolfe & Associates audited our financial statements for the period ended March 31, 2010. The dismissal of Jewett, Schwartz, Wolfe & Associates was approved by our Board of Directors on June 1, 2011, as we do not have an audit committee. Jewett, Schwartz, Wolfe & Associates did not resign or decline to stand for re-election.

The report of Jewett, Schwartz, Wolfe & Associates dated May 18, 2010 on our balance sheet as of March 31, 2010 and the related statements of operations, stockholders’ deficit, and cash flows for the year ended March 31, 2010 and for the period from October 16, 2009 (inception) to March 31, 2010, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During our most recent fiscal year and the subsequent interim period preceding our decision to dismiss Jewett, Schwartz, Wolfe & Associates we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement, if not resolved to the satisfaction of Jewett, Schwartz, Wolfe & Associates, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During our most recent fiscal years and the subsequent interim period prior to retaining EisnerAmper LLP (1) neither we nor anyone on our behalf consulted EisnerAmper LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(v) and (v), of Regulation S-K, and (2) EisnerAmper LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided Jewett, Schwartz, Wolfe & Associates with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of this letter addressed to the SEC, dated June 13, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
16.1	Letter of former accountants, Jewett, Schwartz, Wolfe & Associates

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H & H IMPORTS, INC.

By:	/s/ Steve Rogai
Steve Rogai
President

Date: June 13, 2011